--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 17, 2006
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINICPAL OFFICERS.

     On February 17, 2006, the Board of Directors of SYSCO Corporation (the "Company"), increased the size of the Board of Directors to twelve members and elected Nancy S. Newcomb as a member of the Board of Directors on recommendation of the Corporate Governance and Nominating Committee. Ms. Newcomb is serving in the class of directors who will stand for re-election to a three-year term at the November 10, 2006 annual meeting of stockholders. Ms. Newcomb has been appointed to serve as a member of the Finance and Audit Committees of the Board of Directors.

     There is no arrangement or understanding between Ms. Newcomb and any other person pursuant to which Ms. Newcomb was elected as a director of the Company. There are no transactions in which Ms. Newcomb has an interest requiring disclosure under Item 404(a) of Regulation S-K, and Ms. Newcomb satisfies the categorical independence standards set forth in the Company's Corporate Governance Guidelines, and has therefore been determined by the by the independent directors of the Board of Directors to be an independent director. A copy of the press release announcing the election of Ms. Newcomb is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

             99.1          Press Release dated February 22, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYSCO CORPORATION



Date: February 22, 2006               By:   /s/ Michael C. Nichols
                                            ------------------------------------
                                             Michael C. Nichols
                                             Vice President, General Counsel
                                             and Corporate Secretary

                                  EXHIBIT INDEX



         Exhibit Number    Description
         --------------    -----------

             99.1          Press Release dated February 22, 2006